UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exhibit 1

FOR IMMEDIATE RELEASE

LEADING PROXY ADVISORY FIRM GLASS LEWIS RECOMMENDS SHAREHOLDERS

REJECT ALL ICAHN NOMINEES CITING “SUBSTANTIAL ABSENCE OF A PLAN”

Leading Proxy Advisory Firm ISS Rejects Icahn’s Attempt to Elect
Five Directors to Lionsgate Board

Lionsgate Urges Shareholders to Vote FOR Lionsgate Director Nominees on the BLUE Proxy Card

SANTA MONICA, Calif. and VANCOUVER, B.C. — December 9, 2010 — Lionsgate (NYSE: LGF) today announced that Glass Lewis & Co. (“Glass Lewis”) and Institutional Shareholder Services (“ISS”) both rejected Icahn’s attempt to elect five directors to the Lionsgate Board at the Company’s Annual General Meeting of Shareholders on December 14, 2010.

Lionsgate issued the following statement:

Lionsgate is pleased that Glass Lewis rejected all of the Icahn Group’s nominees and that ISS has recommended AGAINST Icahn's effort to gain near control of the board. However, the Company finds it disappointing that ISS supported any of the Icahn Group’s five nominees. The Board strongly believes that the election of all of Lionsgate’s highly-qualified director nominees is in the best interests of shareholders and strongly encourages all shareholders to vote the BLUE proxy card.

In making its recommendation to reject the Icahn Group’s director nominees, Glass Lewis, in its December 7, 2010 report, cites the Icahn Group’s lack of a clear plan and concerns about conflicts of interest:

“Perhaps most notable, however, is the substantial absence of a plan by the Dissident…we see no disclosure that suggests that the Dissident nominees have a framework around which to build an improved Lions Gate.  To the contrary, the only plan that may reasonably be implied by available disclosure is the potential combination of the Company and MGM, a notion buttressed by the Dissident’s substantial debtholding in MGM, his staunch opposition to MGM’s combination with Spyglass Entertainment, and his nomination of Christopher McGurk, a former vice-chairman of MGM, to the Lions Gate board.  In our view, these circumstances raise, at a minimum, concerns about conflicts of interest and the ultimate intentions of the Dissident.”*

Lionsgate also notes that shareholders have consistently rejected the Icahn Group’s tender offers for control of the Company. In its December 9, 2010 report, ISS recommends against supporting the Icahn Group’s full slate:

“...the dissident has not demonstrated a case so compelling that justifies supporting a near-control slate (five of twelve directors), particularly as the dissident also has a hostile tender offer outstanding which most shareholders have found too low.”*

Lionsgate believes that the appreciation of Lionsgate stock and the tremendous potential for continued value creation under the current Board and management team are the primary reasons why shareholders have overwhelmingly rejected the Icahn Group’s tender offer.

All 12 of Lionsgate’s director nominees have the critical industry knowledge, experience and expertise to continue executing on the Company’s strategy to enhance value for all Lionsgate shareholders.

With Lionsgate poised for future success, now is certainly not the time to make a change. The Lionsgate Board urges shareholders to protect the value of their Lionsgate investment by voting the BLUE proxy card.

The Lionsgate Board of Directors encourages all shareholders to vote FOR the Company’s highly-qualified director nominees on the BLUE proxy card today and discard any proxy materials shareholders may receive from the Icahn Group.  Since time is short, please vote the BLUE proxy card by phone or internet.

Lionsgate’s 2010 Annual General Meeting of Shareholders is scheduled for Tuesday, December 14, 2010 at 10:00 a.m. PT in Los Angeles, California.  Lionsgate shareholders of record as of 5:00 p.m. ET on November 12, 2010 will be entitled to vote at the Meeting.

IMPORTANT: WHETHER OR NOT SHAREHOLDERS PLAN TO ATTEND THE ANNUAL GENERAL MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENVELOPE PROVIDED. PLEASE DISCARD AND DO NOT RETURN THE WHITE PROXY CARD PREVIOUSLY SENT BY LIONSGATE. THE WHITE PROXY CARDS WILL BE DISREGARDED BY LIONSGATE AND VOTES SUBMITTED THEREON WILL NOT BE COUNTED. IF SHAREHOLDERS HAVE ALREADY RETURNED THE WHITE PROXY CARD, PLEASE ALSO COMPLETE AND RETURN THE ENCLOSED BLUE PROXY CARD.

If you have any questions, require assistance in voting your shares, or need additional copies of Lionsgate’s proxy materials, please call MacKenzie Partners at the phone numbers listed below.

 105 Madison Avenue

New York, NY 10016

lionsgate@mackenziepartners.com

(212) 929-5500 (call collect)

Or

TOLL-FREE (800) 322-2885

* Permission to use quotations was neither sought nor obtained.

Morgan Stanley & Co. Incorporated is serving as financial advisor to Lionsgate and Heenan Blaikie LLP is serving as legal advisor. Perella Weinberg Partners LP is serving as financial advisor to the Special Committee of the Lionsgate Board of Directors and Wachtell, Lipton, Rosen & Katz is serving as U.S. legal advisor.

About Lionsgate

Lionsgate is the leading next generation studio with a strong and diversified presence in the production and distribution of motion pictures, television programming, home entertainment, family entertainment, channels, video-on-demand and digitally delivered content. The Company has built a strong television presence in production of prime time cable and broadcast network series, distribution and syndication of programming through Debmar-Mercury and an array of channel assets.   Lionsgate currently has 15 shows on more than 10 networks spanning its prime time production, distribution and syndication businesses, including such critically-acclaimed hits as “Mad Men”, “Weeds” and “Nurse Jackie” along with new series such as “Blue Mountain State” and “Running Wilde” and the syndication successes “Tyler Perry’s House Of Payne”, its spinoff “Meet The Browns”, “The Wendy Williams Show” and the recently announced “Are We There Yet?”.

Its feature film business has generated such recent hits as THE EXPENDABLES, which was #1 at the North American box office for two weeks this past summer, THE LAST EXORCISM, TYLER PERRY’S WHY DID I GET MARRIED TOO?, KICK ASS and the critically-acclaimed PRECIOUS, which won two Academy Awards(R).   The Company’s home entertainment business has grown to more than 7% market share and is an industry leader in box office-to-DVD revenue conversion rate.  Lionsgate handles a prestigious and prolific library of approximately 12,000 motion picture and television titles that is an important source of recurring revenue and serves as the foundation for the growth of the Company’s core businesses. The Lionsgate brand remains synonymous with original, daring, quality entertainment in markets around the world.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Lionsgate has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and Canadian securities regulators in connection with the annual meeting of shareholders and mailed such proxy statement to the shareholders of Lionsgate.  Lionsgate has also filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and a directors’ circular with Canadian securities regulators regarding the Icahn Group’s pending unsolicited tender offer. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS IN THEIR ENTIRETY, AS THEY CONTAIN CERTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the proxy statement, the Solicitation/Recommendation Statement, the directors’ circular, any amendments or supplements thereto, and other documents filed by Lionsgate with the SEC and Canadian securities regulators related to the annual meeting or the Icahn Group’s unsolicited tender offer for no charge in the “Investors” section of Lionsgate’s website at www.lionsgate.com or at the SEC’s website at www.sec.gov, or on the Canadian Securities Administrator’s website at www.sedar.com. Copies will also be available at no charge by writing to Lionsgate at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404.

Certain Information Regarding Participants

Lionsgate and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of Lionsgate’s directors and executive officers in Lionsgate’s proxy statement filed with the SEC on December 6, 2010, its Annual Report on Form 10-K filed with the SEC on June 1, 2010, and its amendment to such Annual Report on Form 10-K/A filed with the SEC on July 29, 2010. To the extent that holders of Lionsgate securities have changed since the amounts printed in the amendment on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the proxy statement filed with the SEC on December 6, 2010 and mailed to the shareholders of Lionsgate, and may be included in other relevant materials to be filed with the SEC if and when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Icahn Group, actions taken by shareholders in respect of the offer, the possible effect of the offer on Lionsgate’s business (including, without limitation, on Lionsgate’s credit facilities and notes), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate’s credit facilities, unpredictability of the commercial success of Lionsgate’s motion pictures and television programming, the cost of defending Lionsgate’s intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading “Risk Factors” in the Company’s 2010 Annual Report on Form 10-K filed with the SEC on June 1, 2010, its amendment to such Annual Report on Form 10-K/A filed with the SEC on July 29, 2010 and in the Company's Quarterly Report on Form 10-Q filed with the SEC on November  9, 2010. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “targets,” “positions,” “expects,” “intends,” “plans,” “projects,” “believes,” “provides,” “estimates,” “forecasts” and similar expressions are used to identify these forward-looking statements.  All estimates and projections used in this press release are based on Lionsgate management estimates and projections, unless otherwise stated.

# # #

Contacts:

Peter D. Wilkes
310-255-3726
pwilkes@lionsgate.com

Joele Frank / Annabelle Rinehart
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Exhibit 2

FOR IMMEDIATE RELEASE

LIONSGATE COMMENTS ON NEW YORK SUPREME COURT DECISION TO DENY ICAHN’S PRELIMINARY INJUNCTION

Lionsgate Director Mark H. Rachesky, M.D. Permitted to Vote All Shares
at the Company’s 2010 Annual General Meeting

SANTA MONICA, Calif. and VANCOUVER, B.C. — December 9, 2010 — Lionsgate (NYSE: LGF) today issued the following statement in response to the decision by the Supreme Court of the State of New York to deny the preliminary injunction sought by the Icahn Group regarding the Company’s deleveraging transaction on July 20, 2010:

Lionsgate is pleased that the Supreme Court of the State of New York has denied the Icahn Group’s motion for a preliminary injunction regarding the Company’s deleveraging transaction.  The Company believes that the transaction, which resulted in the reduction of Lionsgate’s debt by approximately $100 million, supported the best interests of the Company and its shareholders.

Lionsgate noted that, as a result of the decision, Dr. Rachesky will be permitted to vote all of his shares at the Company’s 2010 Annual General Meeting of Shareholders.

The Lionsgate Board of Directors encourages all shareholders to vote FOR the Company’s highly-qualified director nominees on the BLUE proxy card today and to discard any proxy materials shareholders may receive from the Icahn Group.  Since time is short, please vote the BLUE proxy card by phone or internet.

Lionsgate’s 2010 Annual General Meeting of Shareholders is scheduled for Tuesday, December 14, 2010 at 10:00 a.m. PT in Los Angeles, California.  Lionsgate shareholders of record as of 5:00 p.m. ET on November 12, 2010 will be entitled to vote at the Meeting.

IMPORTANT: WHETHER OR NOT SHAREHOLDERS PLAN TO ATTEND THE ANNUAL GENERAL MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENVELOPE PROVIDED. PLEASE DISCARD AND DO NOT RETURN THE WHITE PROXY CARD PREVIOUSLY SENT BY LIONSGATE. THE WHITE PROXY CARDS WILL BE DISREGARDED BY LIONSGATE AND VOTES SUBMITTED THEREON WILL NOT BE COUNTED. IF SHAREHOLDERS HAVE ALREADY RETURNED THE WHITE PROXY CARD, PLEASE ALSO COMPLETE AND RETURN THE ENCLOSED BLUE PROXY CARD.

If you have any questions, require assistance in voting your shares, or need additional copies of Lionsgate’s proxy materials, please call MacKenzie Partners at the phone numbers listed below.

 105 Madison Avenue

New York, NY 10016

lionsgate@mackenziepartners.com

(212) 929-5500 (call collect)

Or

TOLL-FREE (800) 322-2885

Morgan Stanley & Co. Incorporated is serving as financial advisor to Lionsgate and Heenan Blaikie LLP is serving as legal advisor. Perella Weinberg Partners LP is serving as financial advisor to the Special Committee of the Lionsgate Board of Directors and Wachtell, Lipton, Rosen & Katz is serving as U.S. legal advisor.

About Lionsgate

Lionsgate is the leading next generation studio with a strong and diversified presence in the production and distribution of motion pictures, television programming, home entertainment, family entertainment, channels, video-on-demand and digitally delivered content. The Company has built a strong television presence in production of prime time cable and broadcast network series, distribution and syndication of programming through Debmar-Mercury and an array of channel assets.   Lionsgate currently has 15 shows on more than 10 networks spanning its prime time production, distribution and syndication businesses, including such critically-acclaimed hits as “Mad Men”, “Weeds” and “Nurse Jackie” along with new series such as “Blue Mountain State” and “Running Wilde” and the syndication successes “Tyler Perry’s House Of Payne”, its spinoff “Meet The Browns”, “The Wendy Williams Show” and the recently announced “Are We There Yet?”.

Its feature film business has generated such recent hits as THE EXPENDABLES, which was #1 at the North American box office for two weeks this past summer, THE LAST EXORCISM, TYLER PERRY’S WHY DID I GET MARRIED TOO?, KICK ASS and the critically-acclaimed PRECIOUS, which won two Academy Awards(R).   The Company’s home entertainment business has grown to more than 7% market share and is an industry leader in box office-to-DVD revenue conversion rate.  Lionsgate handles a prestigious and prolific library of approximately 12,000 motion picture and television titles that is an important source of recurring revenue and serves as the foundation for the growth of the Company’s core businesses. The Lionsgate brand remains synonymous with original, daring, quality entertainment in markets around the world.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Lionsgate has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and Canadian securities regulators in connection with the annual meeting of shareholders and mailed such proxy statement to the shareholders of Lionsgate.  Lionsgate has also filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and a directors’ circular with Canadian securities regulators regarding the Icahn Group’s pending unsolicited tender offer. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER

DOCUMENTS FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS IN THEIR ENTIRETY, AS THEY CONTAIN CERTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the proxy statement, the Solicitation/Recommendation Statement, the directors’ circular, any amendments or supplements thereto, and other documents filed by Lionsgate with the SEC and Canadian securities regulators related to the annual meeting or the Icahn Group’s unsolicited tender offer for no charge in the “Investors” section of Lionsgate’s website at www.lionsgate.com or at the SEC’s website at www.sec.gov, or on the Canadian Securities Administrator’s website at www.sedar.com. Copies will also be available at no charge by writing to Lionsgate at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404.

Certain Information Regarding Participants

Lionsgate and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of Lionsgate’s directors and executive officers in Lionsgate’s proxy statement filed with the SEC on December 6, 2010, its Annual Report on Form 10-K filed with the SEC on June 1, 2010, and its amendment to such Annual Report on Form 10-K/A filed with the SEC on July 29, 2010. To the extent that holders of Lionsgate securities have changed since the amounts printed in the amendment on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the proxy statement filed with the SEC on December 6, 2010 and mailed to the shareholders of Lionsgate, and may be included in other relevant materials to be filed with the SEC if and when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, actions taken by the Icahn Group, actions taken by shareholders in respect of the offer, the possible effect of the offer on Lionsgate’s business (including, without limitation, on Lionsgate’s credit facilities and notes), the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films, budget overruns, limitations imposed by Lionsgate’s credit facilities, unpredictability of the commercial success of Lionsgate’s motion pictures and television programming, the cost of defending Lionsgate’s intellectual property, difficulties in integrating acquired businesses, technological changes and other trends affecting the entertainment industry, and the risk factors found under the heading “Risk Factors” in the Company’s 2010 Annual Report on Form 10-K filed with the SEC on June 1, 2010, its amendment to such Annual Report on Form 10-K/A filed with the SEC on July 29, 2010 and in the Company's Quarterly Report on Form 10-Q filed with the SEC on November  9, 2010. As a result, these statements speak only as of the date they were made and Lionsgate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless such updates or revisions are required by applicable law. Words such as “targets,” “positions,” “expects,” “intends,” “plans,” “projects,” “believes,” “provides,” “estimates,” “forecasts” and similar expressions are used to identify these forward-looking statements.  All estimates and projections used in this press release are based on Lionsgate management estimates and projections, unless otherwise stated.

# # #

Contacts:

Peter D. Wilkes
310-255-3726
pwilkes@lionsgate.com

Joele Frank / Annabelle Rinehart
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Exhibit 3

Protect Your Lionsgate Investment

To protect and to realize the value of your Lionsgate investment, your Board urges you to vote FOR the Lionsgate director nominees on the BLUE proxy card.

•       The Lionsgate Board is committed to delivering value to all Lionsgate shareholders

•       Record results across Lionsgate’s media platforms demonstrate that our growth strategy is working

•       Lionsgate believes that the Icahn Group lacks a vision, much less a strategy, for the future of Lionsgate

•       Lionsgate’s highly qualified nominees are the right choice to continue building value for ALL Lionsgate shareholders

ALL SHAREHOLDERS SHOULD VOTE FOR LIONSGATE’S DIRECTOR NOMINEES ON THE BLUE PROXY CARD

TIME IS SHORT: VOTE FOR LIONSGATE’S NOMINEES

ELECTRONICALLY OR OVER THE PHONE

Lionsgate's Annual General Meeting of Shareholders is next Tuesday, December 14, 2010, at 10:00 a.m. (PST).

Lionsgate will send proxy materials by overnight courier to any shareholder that requests them.

If you have any questions, require assistance in voting your shares, or need additional copies of Lionsgate’s proxy materials, please call MacKenzie Partners TOLL-FREE:

(800) 322-2885

IMPORTANT VOTING INFORMATION

PLEASE DISCARD AND DO NOT RETURN THE WHITE PROXY CARD PREVIOUSLY SENT TO YOU BY LIONSGATE. THE WHITE PROXY CARDS WILL BE DISREGARDED BY LIONSGATE AND VOTES SUBMITTED THEREON WILL NOT BE COUNTED. IF YOU HAVE ALREADY RETURNED THE WHITE PROXY CARD, PLEASE ALSO COMPLETE AND RETURN THE BLUE PROXY CARD.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Lionsgate has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and a management information circular with Canadian securities regulators in connection with the annual meeting of shareholders.  Lionsgate has also filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and a directors’ circular with Canadian securities regulators regarding the Icahn Group’s pending unsolicited tender offer. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE DOCUMENTS IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain these documents for no charge in the “Investors” section of Lionsgate’s website at www.lionsgate.com or at the SEC’s website at www.sec.gov, or on the Canadian Securities Administrator’s website at www.sedar.com. Copies are also available at no charge by writing to Lionsgate at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404.

Certain Information Regarding Participants

Lionsgate and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of Lionsgate’s directors and executive officers in Lionsgate’s definitive proxy statement and management information circular referenced above, as well as its other regulatory filings.  These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate.  Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including those described under the heading “Risk Factors” in Lionsgate’s filings with the SEC and Canadian securities regulators.